POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to the Pilgrim Mutual Funds, on behalf of the Pilgrim Balanced Fund and the Pilgrim High Yield Fund II, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: December 17, 1999
                                        /s/ Michael A. Roland
                                        -------------------------------------
                                        Michael A. Roland

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to the Pilgrim Mutual Funds, on behalf of the Pilgrim Balanced Fund and the Pilgrim High Yield Fund II, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: December 17, 1999
                                        /s/ Mary A. Baldwin, Ph.D
                                        -------------------------------------
                                        Mary A. Baldwin, Ph.D


/s/ Al Burton                           /s/ Paul S. Doherty
-------------------------------------   -------------------------------------
Al Burton                               Paul S. Doherty


/s/ Robert B. Goode, Jr.                /s/ Alan L. Gosule
-------------------------------------   -------------------------------------
Robert B. Goode, Jr.                    Alan L. Gosule


/s/ Mark Lipson                         /s/ Walter H. May
-------------------------------------   -------------------------------------
Mark Lipson                             Walter H. May


/s/ Jock Patton                         /s/ David W.C. Putnam
-------------------------------------   -------------------------------------
Jock Patton                             David W.C. Putnam


/s/ John R. Smith                       /s/ Robert W. Stallings
-------------------------------------   -------------------------------------
John R. Smith                           Robert W. Stallings


/s/ John G. Turner                      /s/ David W. Wallace
-------------------------------------   -------------------------------------
John G. Turner                          David W. Wallace